SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     April 26, 2012

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Locke Drive, Marlborough, MA 01752
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Advanced Cell Technology, Inc., (the “Company”), held its Annual Meeting of Stockholders on April 26, 2012 (the “Annual Meeting”).  A total of 1,659,066,261 shares of common stock, representing 81.6% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. All five of the nominees for director were elected to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.  The result of the votes to elect the five directors was as follows:

DIRECTORS:	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Gary Rabin	489,960,032	72,403,010	N/A	1,096,703,219
Alan C. Shapiro	441,874,843	120,488,199	N/A	1,096,703,219
Robert Langer	547,390,401	14,972,641	N/A	1,096,703,219
Zohar Loshitzer	541,540,795	20,822,247	N/A	1,096,703,219
Gregory D. Perry	544,516,068	17,846,974	N/A	1,096,703,219

Proposal 2.   The appointment of SingerLewak LLP (“Singer”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
1,583,449,836	41,411,966	34,204,459

There were no broker non-votes with respect to the appointment of Singer.

Proposal 3.  An amendment  to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-twenty and not greater than one-for-eighty, and reduce the number of authorized shares of the Company’s common stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of common stock and such amendment is filed with the Secretary of State of Delaware no later than December 31, 2012, was approved by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
1,261,366,014	202,950,300	194,749,947

There were no broker non-votes with respect to the proposed amendment to the Certificate of Incorporation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ Gary Rabin
Gary Rabin
Chief Executive Officer
Dated: April 27, 2012